UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2016

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 19, 2016. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 13 nominees for director were elected to serve a one-year term expiring at the Company’s 2017 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. David Baltimore	572,667,041	11,816,532	873,734	82,748,533
Mr. Frank J. Biondi, Jr.	570,371,594	14,049,140	936,573	82,748,533
Mr. Robert A. Bradway	555,016,175	24,586,112	5,755,021	82,748,533
Mr. François de Carbonnel	579,902,691	3,061,399	2,393,217	82,748,533
Mr. Robert A. Eckert	581,028,352	3,375,561	953,394	82,748,533
Mr. Greg C. Garland	571,930,824	12,467,261	959,222	82,748,533
Mr. Fred Hassan	578,198,604	6,204,974	953,730	82,748,533
Dr. Rebecca M. Henderson	580,191,699	2,899,140	2,266,468	82,748,533
Mr. Frank C. Herringer	576,630,107	7,795,152	932,048	82,748,533
Dr. Tyler Jacks	580,074,899	4,376,060	906,348	82,748,533
Ms. Judith C. Pelham	574,790,440	9,751,026	815,841	82,748,533
Dr. Ronald D. Sugar	575,822,411	8,639,800	895,096	82,748,533
Dr. R. Sanders Williams	580,055,013	4,428,538	873,757	82,748,533

Item 2 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016. No Broker Non-Votes resulted from the vote on this proposal.

For:	657,695,146
Against:	8,974,699
Abstain:	1,435,996

Item 3 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	565,511,840
Against:	17,766,367
Abstain:	2,079,101
Broker Non-Votes:	82,748,533

Item 4 – Stockholder Proposal

The stockholder proposal to change the voting standard applicable to non-binding proposals submitted by stockholders was not approved.

For:	38,258,319
Against:	543,777,178
Abstain:	3,321,811
Broker Non-Votes:	82,748,533

No other matters were submitted for stockholder action.

A copy of the press release announcing the vote results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release, dated May 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 19, 2016

	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated May 19, 2016